SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):
        October 25, 1999

STRUCTURED ASSET SECURITIES CORPORATION

(as depositor under the Trust Agreement, dated as of August 1, 1999, providing for the issuance of Structured Asset Securities Corporation Mortgage
Pass-Through Certificates, Series 1999-ALS3
STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)


              Delaware                    333-68513-08         74-2440850
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)


200 Vesey Street
New York, New York                                       10285
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 526-5594

Item 5. Other Events

A scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report.
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.

        A.     Monthly Report Information
               See Exhibit No.1


B.     Have and deficiencies occurred?  NO.
                        Date:
                        Amount:

C.     Item 1: Legal Proceedings:  NONE

D.     Item 2: Changes in Securities:   NONE

E.     Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits

        Exhibit No.

        __1.     Monthly Distribution Report dated                  10/25/99



STRUCTURED ASSET SECURITIES CORP.
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-ALS3

REPORTS TO CERTIFICATEHOLDERS

Distribution Date:           10/25/99
                                     Realized     Class
        Beginning                    Loss of      Accrued      Ending
        Certificate     Principal    Principal    Interest     Certificate
Class   Balance         Distribution Allocated    Distributed  Balance
  1-CB       82259312.07   1346093.45            0    496983.34  80913218.62
  1-PO         343939.59       884.29            0            0     343055.3

  2-NC      142775190.57   1806553.68         0.00    862600.11 140968636.89
  2-PO         935804.69      4469.73         0.00         0.00    931334.96

B1            9789103.14      5942.25         0.00     59142.50   9783160.89
B2            4517278.84      2742.11         0.00     27291.89   4514536.73
B3            2886261.35      1752.04         0.00     17437.83   2884509.31
B4            1380168.60       837.80         0.00      8338.52   1379330.80
B5            1003395.56       609.09         0.00      6062.18   1002786.47
B6            1761801.89      1069.46         0.00     10644.22   1760732.43
  R               100.00         0.00         0.00         0.64       100.00
Totals      247652356.30   3170953.90         0.00   1488501.23 244481402.40
PO classes are Principal Only Classes and will not receive interest payments.



                                     Realized     Class
              Beginning                   Loss of Accrued      Ending
            Certificate   Principal     Principal Interest     Certificate
Class           Balance Distribution    Allocated Distributed  Balance
  1-CB            982.88        16.08         0.00  5.938241887  966.7975269
  1-PO            991.01         2.55         0.00            0  988.4667692
  2-NC            985.73        12.47         0.00  5.955455669  973.2580114
  2-PO            999.12         4.77         0.00            0  994.3467111
B1                999.40         0.61         0.00  6.038029607  998.7913109
B2                999.40         0.61         0.00  6.038028761  998.7913119
B3                999.40         0.61         0.00  6.038029778  998.7913123
B4                999.40         0.61         0.00  6.038030413  998.7913106
B5                999.40         0.61         0.00  6.038027888  998.7913048
B6           999.3979737  0.606660807            0  6.038029565  998.7913129
  R                 1000            0            0          6.4         1000


        Net Prepayment  Current      Outstanding
        Interest        Interest     Interest     Original
        Shortfall       Shortfall    Shortfall    Balance
Class
  1-CB              0.00         0.00         0.00  83692000.00
  1-PO              0.00         0.00         0.00    347058.00

  2-NC              0.00         0.00         0.00 144842000.00
  2-PO              0.00         0.00         0.00    936630.00

B1                  0.00         0.00         0.00   9795000.00
B2                  0.00         0.00         0.00   4520000.00
B3                  0.00         0.00         0.00   2888000.00
B4                     0            0            0      1381000
B5                     0            0            0      1004000
B6                     0            0            0   1762863.18
  R                    0            0            0          100


                                                  Group I      Group II
i) Beginning Aggregate Scheduled Principal Balance 90,406,164.3  157246192.5
     Scheduled Principal                               59422.55     91146.05
     Curtailments                                        9448.3     10737.69
     Paid in Full                                    1283231.99    1716967.3
     Liquidation Proceeds                                     0            0
     Insurance Proceeds                                       0         0.00
     Realized Loss                                            0         0.00
     Ending Aggregate Scheduled Principal Balance   89054061.51  155427341.5

     Non-PO Balance                                  90062224.4 156310387.63

ii) Aggregate Advances
         Principal Advances                            46379.15     72232.81
         Net Interest Advances                        422433.71    760518.43
                        Group 1      Group 1      Group 2      Group 2
iii) Realized Losses    Count        Balance      Count        Balance
        Current                     0            0   0.00000000   0.00000000
        Cumulative                  0            0   0.00000000   0.00000000
        Loss Limit      NA
Special Hazard Loss Amt
        Current                     0            0   0.00000000   0.00000000
        Cumulative                  0            0   0.00000000   0.00000000
        Loss Limit            7130186
Fraud Loss Amount
        Current                     0            0            0            0
        Cumulative                  0            0            0            0
        Loss Limit            5023373
Bankruptcy Loss Amount
        Current                     0            0            0         0.00
        Cumulative                  0            0            0         0.00
        Loss Limit             180000

                                                  Group I      Group II
iv) Servicing Fee                                       18834.6     32759.58
Master Servicing Fee                                    1506.81      2620.82
Trustee Fee                                              545.99       950.03


v)  Mortgage Loans Outstanding and Delinquency Information
                        Group I      Group I      Group II     Group II
                        Count        Balance      Count        Balance
Current                           669  89054061.51          332 155427341.49
31-60                              10   1069060.59            3   1409380.61
61-90                               3    379442.07            0         0.00
91+                                 0            0            0            0

vi)  Delinquency Information for Mortgage Loans in Foreclosure Proceedings
                        Group I      Group I      Group II     Group II
                        Count        Balance      Count        Balance
31-60                               0            0            0         0.00
61-90                               0            0            0         0.00
91+                                 0            0            1    770000.00

                                                  Group I      Group II
vii)  Accrued and Unpaid Principal                  0.000246237         0.00
Accrued and Unpaid Interest                                   0         0.00





                        SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


STRUCTURED ASSETS SECURITIES CORPORTATION
MORTGAGE PASS THROUGH CERTIFICATES, SERIES 1999-ALS3


                                        By: /s/ Eve Kaplan
                                        Name:  Eve Kaplan
                                        Title:  Vice President
                                        US Bank National Association


Dated:          10/31/99